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EXHIBIT 23

Independent Auditors' Consent

    We consent to the incorporation by reference in Registration Statement Nos. 333-52032, 333-08035, and 33-80869 of The Greenbrier Companies, Inc. on Forms S-8 of our reports dated November 20, 2001, appearing in this Annual Report on Form 10-K of The Greenbrier Companies, Inc. for the year ended August 31, 2001.

Deloitte & Touche LLP
Portland, Oregon
November 28, 2001

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  EXHIBIT 23
Independent Auditors' Consent